Exhibit 10.68

IGI
      Technology  making a difference


July 5, 2001


Mr. Bob Bennett
Director of Sales and Marketing
Prime Pharmaceutical Corporation
299 Rimrock Road
North York, Ontario M3J 3C6

Dear Bob:

Attached is a signed acknowledgement of our agreement. We should also acknowledge that a formal Manufacturing and Supply Agreement will be developed after completion of the R & D program and that the agreed upon kilogram charge will be $18.70/kilogram and that the rebate of $3.60/kilogram up to 12,500 kilograms will be off that $18.70/kilogram base.

Sincerely,

/s/ John Ambrose
John Ambrose
President and Chief Executive Officer


Agreed and Accepted:  /s/ Bob Bennett
                      -------------------------------
                      By: Bob Bennett
                      Director of Sales and Marketing


          Lincoln Avenue & Wheat Road Buena, New Jersey 08310-0687
           Tel.: (609) 697-1441 Fax: (609) 6971001 www.AskIGI.com
                   EVSCO PHARMACEUTICALS CONSUMER PRODUCTS
                    VINELAND LABORATORIES TOMLYN PRODUCTS

PRIME                          Improving the way you care for skin
---------------------------------------------------------------------------
Pharmaceutical Corporation

July 5, 2001

John Ambrose
Chief Executive Officer
IGI
Lincoln Avenue & Wheat Road
Buena, New Jersey
USA
08310

Dear John,

As per our telephone conversation today, I am pleased to confirm that we are now prepared to move forward with our product development program.

We accept the terms of the attached Schedule of Research and Development Payments and Manufacturing Rebates as per our agreement dated January 2, 2001.

Please indicate your acceptance of this agreement by signing below and returning to my attention.

Upon receipt we will release the first payment and forward 3 litres of our extract to you.

We are very excited about commencing this project and look forward to a long and prosperous relationship between our companies.

Regards,

/s/ Bob Bennett

Bob Bennett
Director of Sales and Marketing

Agreed and Accepted:  /s/ John Ambrose           Date:  7/5/2001
                      ----------------                  --------
                      By: John Ambrose
                      Chief Executive Officer

Cc: Joe Quinto

                299 Rimrock Road, North York Ontario M3J 3C6
                   Tel: (416) 638-5564 Fax: (416) 638-9418

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                                           Prime Pharmaceutical Corporation
                                                     Corporate Head Office:
                                               1535 Yonge Street, Suite 200
                                                    Toronto, Canada M4T 1Z2
                                        Tel: 416-323-9839 Fax: 416-323-3479
                                                  Toll free: 1-877-821-8469
                                                    Web: www.primapharm.com
                                            Email: primaderm@primapharm.com
                                          To order Primaderm products call:
                                                  Toll free: 1-800-741-6856

January 2, 2001

Rajiv Mathur
President
Consumer Products Division
IGI
Lincoln Avenue and Wheat Road

Dear Rajiv:

As per our conference call of December 21, 2000, the attached Schedule of Research and Development Payments and Schedule of Manufacturing Rebates, outlines the terms of the agreement in principle.

It is understood that this agreement provides for the development of final formulations for Prime Pharmaceutical, suitable for manufacture by IGI. In the event that IGI is unable, for whatever reason, to complete the development process, all prepaid monies will be fully refundable.

As we discussed, the agreement will commence with the delivery to IGI of the optimum grade Mahonium Extract along with the initial Research and Development payment. We anticipate that this will happen mid-January, but we will confirm this as soon as possible.

We are very excited about the new relationship we have developed with IGI, and wish you and team all the best for a healthy and prosperous new year.

Regards,

/s/ Bob Bennett

Bob Bennett
Director of Sales and Marketing

cc: John Ambrose
cc: Joe Quino

PRIMADERM
nature's forgotten remedy--------------------------------------------------

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Schedule of Research and Development Payments
---------------------------------------------

Payment One - $30,000
      * Payable upon Prime Pharmaceutical's delivery of optimum grade Mahonia Extract to IGI

Payment Two - $10,000
      * Payable upon the final acceptance of the 3 formulations, just prior to the manufacture of 100-kg pilot batches

Payment Three - $10,000
      * Payable upon completion of 6 weeks stability, when samples are sent for outside testing. (Preservative Challenge Test and Skin Irritation Study)

Payment Four - $10,000
      * Payable upon completion of the final stability testing and delivery of the results from stability and outside labs.

Schedule of Manufacturing Rebates
---------------------------------

IGI will rebate to Prime Pharmaceutical $3.60 per kilogram, on an ongoing basis until Prime has cumulatively ordered 12,500 kilograms, at which point the rebate program ends.


PRIMADERM
nature's forgotten remedy--------------------------------------------------